DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20070036077-22
Filing Date and Time
01/18/2007 4:06 PM
Entity Number
E0033412007-9

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	SIGA RESOURCES, INC.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	CORPORATE ADVISORY SERVICE, INC. Name 251 JEANELL DR, SUITE 3 — Street Address; CARSON CITY — City; Nevada 89703 — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 300,000,000 Par value: $ .001 Number of shares without par value:
4. **Names & Addresses of Board of Directors/Trustees:** (attach additional page if there is more than 3 directors/trustees)	1. ARUN KUMAR Name 8 NAIRAL RD, RALWAI — Street Address; SUVA, FIJI — City; State; Zip Code 2. ROHIT SINGH Name NARATA — Street Address; NAUSORI, FIJI — City; State; Zip Code 3. Name Street Address; City; State; Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be: TO ENGAGE IN ANY AND ALL LAWFUL ACTIVITIES, AS PROVIDED BY NEVADA STATE LAW
6. **Names, Address and Signature of Incorporator.** (attach additional page if there is more than 1 incorporator)	ARUN KUMAR — Name; Signature 8 NAIRAL RD, RALWAI — Address; SUVA, FIJI — City; State; Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company Date 1/18/07

This form must be accompanied by appropriate fees.

ARTICLES OF INCORPORATION

OF

SIGA RESOURCES, INC.

THE UNDERSIGNED, having associated ourselves together for the purpose of forming a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, do make, record and file these Articles of Incorporation, in writing, and we do hereby certify:

ARTICLE I

NAME

The name of this Corporation shall be: SIGA RESOURCES, INC.

ARTICLE II

PURPOSE

The purpose for which said Corporation is formed and the nature of the objects proposed to be transacted and carried on by it is to engage in any and all lawful activity, as provided by the laws of the State of Nevada.

ARTICLE III

CAPITAL STOCK

The authorized amount of Capital Stock of the Corporation shall be Three Hundred Million (300,000,000) shares of Common Stock at $.001 par value per share. Said Capital Stock may be increased or decreased from time to time in accordance with the provisions of the laws of the State of Nevada.

ARTICLE IV

GOVERNING BOARD

The members of the Governing Board of the Corporation are styled Directors. The initial board of directors shall consist of one member. The names and post office address of the First Board of Directors are as follows:

FIRST BOARD OF DIRECTORS

Name	Address
Arun Kumar	8 Nairal Road Ralwai Suva, Fiji
Rohit Singh	Narata Nausori Fiji

ARTICLE V

INCORPORATOR

The name and address of the incorporator signing these Articles of Incorporation, who is above the age of eighteen (18) years, is as follows:

Name	Address
Arun Kumar	8 Nairal Road Ralwai Suva, Fiji

ARTICLE VI

RESIDENT AGENT

The name and address of the Resident Agent is as follows:

Name	Address
Corporate Advisory Service, Inc.	251 Jeanell Dr., Suite 3 Carson City, Nevada 89703

ARTICLE VII

INDEMNIFICATION

No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of an Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VIII

ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any

effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE IX

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

IN WITNESS WHEREOF, I have hereunto subscribed my name this ___ day of December, 2006

Arun Kumar

[redacted]

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Correction

(PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 AND 92A)

Filed in the office of	Document Number 20070512017-05
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/26/2007 7:50 AM
	Entity Number E0033412007-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

SIGA RESOURCES, INC.

2. Description of the original document for which correction is being made:

ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: 10/04/2006

4. Description of the inaccuracy or defect.

The second sentence of Article IV (i) inaccurately stated that the initial board of directors consists of one member, and (ii) is defective in that it fails to provide a means by which the number of directors of the Corporation can be changed.

5. Correction of the inaccuracy or defect.

Please correct the inaccuracy and defect described above by deleting, in its entirety, the second sentence of Article IV as originally filed, and substituting the following sentence in its place and stead:

The initial board of directors shall consist of two (2) members and, provided that the number of directors may not be set at less than one (1) nor more than seven (7), the number of directors may be changed from time to time by the board of directors in accordance with the BYLAWS of the Corporation.

6. Signature:

X

Authorized Signature — President & Director — **Title *** — **Date**

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited -Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070583958-77
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/27/2007 9:44 AM
	Entity Number E0033412007-9

Certificate of Name Change of Resident Agent

To be used by a Resident Agent whose name has changed due to a merger, conversion, exchange, sale, reorganization or amendment.

(PURSUANT TO NRS 78.110, 80.070, 86.235, 87.490, 88.331 AND 88A.540)

General Instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields. Do not Highlight.
3. Ensure that document is signed in signature field.
4. Include the filing fee of **$100.00.**

ABOVE SPACE IS FOR OFFICE USE ONLY

Current Name of Resident Agent as filed with the Secretary of State:

CORPORATE ADVISORY SERVICE, INC.

New Name of Resident Agent :

BUDGET CORP

Signature of Resident Agent: **X** Tracey Padilla, Pres.

Authorized Signature of R.A. or On Behalf of R.A. Company

Name of business entities represented by resident agent: (use additional page if necessary)

Name	File Number
See attached	

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070584084-28
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 08/27/2007 9:50 AM
	Entity Number E0033412007-9

Certificate of Change of Address of Resident Agent and Registered Office

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The ***physical Nevada*** address of the resident agent must beset forth; PMB's are not acceptable.
4. Ensure that document is signed in signature field.
5. Include the filing fee of **$60.00** **Per type of business entity**

The former address of CORPORATE ADVISORY SERVICE, INC. (Name of Resident Agent), the resident agent of the business entities listed below was:

Old Address:

251 JEANELL DRIVE, SUITE 3
Street Address

CARSON CITY	CARSON CITY	89703
City	County	Nevada Zip Code

Additional Mailing Address | City | State | Zip Code

The address of the above-named resident agent is now changed to:

New Address:

2050 RUSSETT WAY
(MANDATORY) Physical Street Address

CARSON CITY	CARSON CITY	89703
City	County	Nevada Zip Code

(OPTIONAL) Additional Mailing Address | City | State | Zip Code

Signature of Resident Agent: X Tracey Padilla, Pres.
Authorized Signature of R.A. or On Behalf of R.A. Company

Type of business entities represented: (mark each box that applies)

- [x] corporation
- [x] limited partnership
- [x] limited-liability company
- [ ] business trust
- [ ] limited-liability limited partnership
- [ ] limited-liability partnership

Name of business entities represented by resident agent: (use additional forms if necessary)

See attached

Name | Name
Name | Name

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080068657-32
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/31/2008 10:45 AM
	Entity Number E0033412007-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Siga Resources, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The existing text of Article III is replaced by the following:

"The authorized amount of Capital Stock of the Corporation shall be Five Hundred Million (500,000,000) shares of Common Stock at $0.001 par value per share. Said Capital Stock may be increased or decreased from time to time in accordance with the provisions of the laws of the State of Nevada."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 59.95%.

4. Effective date of filing (optional): February 14, 2008
(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

180401

Statement of Resignation of Registered Agent

(PURSUANT TO NRS 77.370)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

Filed in the office of	Document Number 20130603864-13
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/16/2013 1:18 PM
	Entity Number E0033412007-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Registered Agent:

AMERICAN CORPORATE ENTERPRISES, INC.

2. The above named registered agent resigns from serving as agent for service of process for the following entity(ies) and will send notice required by NRS 77.370 subsection 3 to the name and address stated for each. List entities in **alphabetical order**. Resigning agent may write "see attached list" in area below and attach a spreadsheet listing the entities in **alphabetical order** with required information provided.

Entity Name	Entity Number	Name and Address Where Notice Sent
BROAD INVESTMENTS PARTNERS, LLC	LLC7551-2001	
FOUNDATION FUNDING CORPORATION	C6627-1996	
GREEN ENERGY TECHNOVATION LLC	E0215082010-3	
NORTH STAR CENTER INC.	E0473612008-6	
PRO2MED, INC.	E0528462008-3	
RANG GROUP OF COMPANIES LLC	E0450962008-0	
SELF SERVE IT, INC.	E0590062011-6	
SHARP INSURANCE AGENCY, INC.	C19928-2000	
SIGA RESOURCES, INC.	E0033412007-9	
SNP INC.	C23104-2001	
WORLD SERIES OF GOLF, INC.	E0493862006-7	

X Tracey Padille, Pres. 9/12/13

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

EFFECTIVE DATE: This statement of resignation takes effect on the earlier of the 31st day after the day on which it is filed or the appointment of a new registered agent for the represented entity.

FEE: $100.00 for the first entity and **$1.00** for each additional entity. (NRS 77.280)

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

181002

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130677995-49
	Filing Date and Time 10/16/2013 8:17 AM
	Entity Number E0033412007-9

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

SIGA RESOURCES, INC.

2. Entity File Number: E0033412007-9

3. This statement of change will have the following effect: (check only one)

[X] Appoints a new agent for service of process (complete 4a or 4b)

[ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

AMERICAN CORPORATE ENTERPRISES, INC.
Name

b) Noncommercial Registered Agent:

[crossed out]
Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

Bob Hogarth
Name of Title or Position

123 W. Nye Ln. Ste. 129 | Carson City | Nevada | 89706
Street Address | City | | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: (required)

X [signature]
Authorized Signature

Oct 16/13
Date

6. Registered Agent Acceptance: (required)

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature]
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date

FEE: $60.00

This form must be accompanied by appropriate fees.

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number
[signature]	20130690447-96
Ross Miller	Filing Date and Time
Secretary of State	10/23/2013 8:00 AM
State of Nevada	Entity Number
	E0033412007-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Siga Resources Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

500,000,000 shares of common stock, par value $0.001, are authorized.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

After giving effect to a reverse stock split of one for ten (10) shares of common stock, the authorized shares of common stock will 500,000,000 shares of common stock, par value $0.001.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Based on 45,025,000 shares issued and outstanding, an aggregate 40,522,500 shares will be canceled pursuant to the reverse thus leaving 4,502,500 shares issued and outstanding, par value $0.001.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares .5% and above shall be rounded to the nearest whole.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X Bob Hogarth

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller, Secretary of State, State of Nevada	20130690448-07
	Filing Date and Time: 10/23/2013 8:00 AM
	Entity Number: E0033412007-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
SIGA RESOURCES INC.

2. The articles have been amended as follows: (provide article numbers, if available)
ARTICLE 1: THE NAME OF THE CORPORATION IS TNX MAVERICK CORP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 23,625,000

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

180404

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Statement of Resignation of Registered Agent

(PURSUANT TO NRS 77.370)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20150035005-11
Barbara K. Cegavske	Filing Date and Time
Secretary of State	01/26/2015 2:35 PM
State of Nevada	Entity Number
	E0033412007-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Registered Agent:

AMERICAN CORPORATE ENTERPRISES, INC.

2. The above named registered agent resigns from serving as agent for service of process for the following entity(ies) and will send notice required by NRS 77.370 subsection 3 to the name and address stated for each. List entities in **alphabetical order**. Resigning agent may write "see attached list" in area below and attach a spreadsheet listing the entities in **alphabetical order** with required information provided.

Entity Name	Entity Number	Name and Address Where Notice Sent
ARCTIC EQUITY, INC.	C24096-2001	
BBP GLOBAL DEVELOPMENT, INC.	E0177642011-5	
ECHO AUTOMOTIVE, INC.	E0554462008-5	
FRESH PROMISE FOODS, INC.	C22490-1997	
PRESTIGE AUTO WASH, LLC	LLC14418-2001	
REZ ENTERPRISES LTD	E0742092005-5	
SIERRA PENSION FUND, LLC	LLC15128-2002	
TNX MAVERICK CORP.	E0033412007-9	
TURN TO GO PUBLISHING OR PRODUCT.	E0657932011-1	
WINGLOBAL USA LTD	E0569312011-0	

X *Tracey Padilla, Pres.*

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

EFFECTIVE DATE: This statement of resignation takes effect on the earlier of the 31st day after the day on which it is filed or the appointment of a new registered agent for the represented entity.

FEE: $100.00 for the first entity and **$1.00** for each additional entity. (NRS 77.280)

181004

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

Filed in the office of	Document Number 20150221045-42
Barbara K. Cegavske	Filing Date and Time 05/14/2015 6:00 AM
Barbara K. Cegavske Secretary of State State of Nevada	Entity Number E0033412007-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

TNX Maverick Corp.

2. Entity File Number: E0033412007-9

3. This statement of change will have the following effect: (check only one)

- [x] Appoints a new agent for service of process **(complete 4a or 4b)**
- [ ] Updates contact information of the Represented Entity acting as own agent **(complete 4c)**

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

Name

b) Noncommercial Registered Agent:

Frederick C. Bauman
Name

5595 Egan Crest Dr	Las Vegas	Nevada	89149
Street Address	City		Zip Code
6440 Sky Pointe Dr., Ste 140-149	Las Vegas	Nevada	89131
Mailing Address (if different from street address)	City		Zip Code

c) Title of Office or Other Position within Represented Entity:

Name of Title or Position

		Nevada	
Street Address	City		Zip Code
		Nevada	
Mailing Address (if different from street address)	City		Zip Code

5. Signature of Represented Entity: **(required)**

X Christopher P. Valtz — 05/04/2015
Authorized Signature — Date

6. Registered Agent Acceptance: **(required)**

I hereby accept appointment as Registered Agent for the above named Entity.

X Frederick C. Bauman — 05/04/2015
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

FEE: $60.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form RA Change by Entity
Revised: 1-5-15

140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20150361309-90
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 08/12/2015 8:00 AM
	Entity Number E0033412007-9

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Gold Lakes Corp.
Name of merging entity

NV
Jurisdiction

corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

TNX Maverick Corp.
Name of surviving entity

Nevada
Jurisdiction

corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

Gold Lakes Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

TNX Maverick Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
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(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

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(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
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5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Per Article 7 of the Plan of Merger, the Surviving Corporation will adopt the corporate name of the Merging Entity, i.e. the new corporate name of the Surviving Corporation will be "Gold Lakes Corp."

Please also see Paragraph 4 of the Articles of Merger regarding conversion of shares.

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: Time:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

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8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Gold Lakes Corp.
Name of merging entity

X [signature] | President | July 30, 2015
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

and,

TNX Maverick Corp.
Name of surviving entity

X [signature] | President | 07/30/2015
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PLAN OF MERGER

(Pursuant to Nevada Revised Statutes Section 92A.180)

1. The names of the parent and subsidiary are:

   Parent: TNX Maverick Corp.
   Subsidiary: Gold Lakes Corp.

2. The Parent owns 100% of the outstanding capital stock of the subsidiary.

3. The Parent shall be the surviving corporation of the merger.

4. The manner and basis of converting the owner's interests of the disappearing entity into the owner's interests, obligations or other securities of the surviving or any other entity or into cash or other property in whole or in part is as follows: On the effective date of the merger, each outstanding share of common stock of the parent and each outstanding share of common stock of the subsidiary shall be converted into 1/200 share of common stock of the parent. The surviving entity shall not be required to issue fractional shares, but shall round up to the nearest whole number of shares.

5. The directors and officers of the surviving corporation shall be the following, who shall each serve until their respective successors are duly qualified:

   Directors: Christopher Vallos
   President and CEO: Christopher Vallos
   Treasurer and CFO: Christopher Vallos
   Secretary: Christopher Vallos

6. The parent shall mail a copy or summary of this plan of merger to each owner of the subsidiary who does not waive the mailing requirement in writing.

7. Upon the effectiveness of the merger, the surviving entity shall adopt the corporate name of the subsidiary.

8. The Merger shall be effective upon filing of Articles of Merger with the Nevada Secretary of State.

TNX MAVERICK CORP.

By ______________________
Christopher P. Vallos, President
Date: July 30, 2015

GOLD LAKES CORP.

By ______________________
Christopher P. Vallos, President
Date: July 30, 2015

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170019726-35
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 01/13/2017 11:56 AM
	Entity Number: E0033412007-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

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Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Gold Lakes Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 (Authorized Stock) is deleted in its entirety and replaced with the following:
"The Capital Stock shall consist of 2,000,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power, and 1,000,000 shares of preferred stock, $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 62.4%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Chris P. Vilts

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150703

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	20170020375-17
	Filing Date and Time 01/17/2017 1:45 PM
	Entity Number E0033412007-9

Certificate of Designation

(PURSUANT TO NRS 78.1955)

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Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Gold Lakes Corp.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Pursuant to Section 78.1955 of the Nevada Revised Statutes, Gold Lakes Corp., a corporation organized and existing under the Nevada Revised Statutes (the "Company"),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Company, pursuant to Section 78.1955 of the Nevada Revised Statutes, the Board of Directors, by unanimous written consent of all members of the Board of Directors on January 13, 2017, duly adopted a resolution providing for the issuance of a series of shares of Series A Preferred Stock, which resolution is and reads as follows:

SEE ATTACHED SHEETS

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATIONS
OF
GOLD LAKES CORP.
ESTABLISHING THE DESIGNATIONS, PREFERENCES,
LIMITATIONS AND RELATIVE RIGHTS OF ITS
SERIES A PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes, Gold Lakes Corp., a corporation organized and existing under the Nevada Revised Statutes (the "**Company**"),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Company, and pursuant to Section 78.1955 of the Nevada Revised Statutes, the Board of Directors, by unanimous written consent of all members of the Board of Directors on January 13, 2017, duly adopted a resolution providing for the issuance of a series of shares of Series A Preferred Stock, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors of Gold Lakes Corp. by the provisions of the Articles of Incorporation of the Company, as amended, a series of the preferred stock, par value $0.001 per share, of the Company be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Company be, and it hereby is, given the distinctive designation of "**Series A Preferred Stock**"; and

FURTHER RESOLVED, that the Series A Preferred Stock shall consist of 1,000,000 shares; and

FURTHER RESOLVED, that the Series A Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below.

Section 1. DESIGNATION OF SERIES.

The shares of such series shall be designated as the **Series A Preferred Stock** and the number of shares initially constituting such series shall be up to 1,000,000 shares (the "Preferred Stock").

Section 2. DEFINITIONS.

For purposes of this Designation, the following definitions shall apply:

(a) "**Business Day**" means a day in which a majority of the banks in the State of Nevada in the United States of America are open for business.

(b) "**Common Stock**" means the Company's $0.001 par value common stock, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

(c) "**Distribution**" shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Company for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchases of capital stock of the Company in connection with the settlement of disputes with any shareholder, (iv) any other repurchase or redemption

of capital stock of the Company approved by the holders of (a) a majority of the Common Stock and (b) a majority of the Preferred Stock of the Company voting as separate classes.

(d) "**Holder**" shall mean the person or entity in which the Series A Preferred Stock is registered on the books of the Company, which shall initially be the person or entity which subscribes for the Preferred Stock, and shall thereafter be permitted and legal assigns which the Company is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Company.

(e) "**Holders**" shall mean all Holders of the Series A Preferred Stock.

(f) "**Junior Stock**" Junior Stock shall mean the Common Stock and each other class of capital stock or series of preferred stock of the Company created after the Original Issue Date, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Preferred Stock upon the liquidation, winding-up or dissolution of the Company.

(g) "**Liquidation Preference**" shall mean the Original Issue Price per share for each share of Series A Preferred Stock (as appropriately adjusted for any Recapitalizations).

(h) "**Original Issue Date**" shall mean the date upon which the shares of Series A Preferred Stock is first issued.

(i) "**Preferred Stock Certificates**" means the certificates, as replaced from time to time, evidencing the outstanding Preferred Stock shares.

(j) "**Recapitalization**: shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

(k) "**Restricted Shares**" means any shares of the Company's stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act of 1933, as amended and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar):

> ***"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."***

SECTION 3. DIVIDENDS.

(a) The holders of the Preferred Stock shall not be entitled to receive any dividends.

(b) To the fullest extent permitted by the Nevada Revised Statutes, the Company shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Company to be unable to pay its debts as they become due in the usual course of business.

SECTION 4. LIQUIDATION PREFERENCE

(a) Liquidation Preference. In the event of any liquidation, dissolution or

winding up of the Company, either voluntary or involuntary, the Holders of the Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Company to the Holders of the Junior Stock by reason of their ownership of such stock.

(b) Remaining Assets. After the payment to the Holders of Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Company legally available for distribution by the Company shall be distributed with equal priority and pro rata among the Holders of the Junior Stock in proportion to the number of shares of Junior Stock, and the terms of such Junior Stock, held by them.

(c) Valuation of Non-Cash Consideration. If any assets of the Company distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Company by another entity, the Distribution date shall be deemed to be the date such transaction closes.

SECTION 5. CONVERSION.

The Series A Preferred Stock shall be convertible into Common Stock at a ratio of 2,000 shares of common stock for each share of converted Series A Preferred Stock.

SECTION 6. VOTING.

(a) With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series A Preferred Shares shall be entitled to cast that number of votes which is equivalent to the number of shares of Series A Preferred Shares owned by such holder at a ratio of two thousand votes to one (2,000:1) wherein the holder is entitle to cast 2,000 votes for every one Series A Preferred Shares held. The Company shall not, without the affirmative vote or written consent of the holders of at least a majority of the outstanding Series A Preferred Shares (i) authorize or create any additional class or series of stock ranking prior to or on a parity with the Series A Preferred Shares as to the dividends or the distribution of assets upon liquidation, or (ii) change any of the rights, privileges or preferences of the Series A Preferred Shares.

(b) Class Vote. Except as otherwise required by law or by this Section 6(b), holders of the Corporation's Common Stock and Series A Preferred Shares shall vote as a single class on all matters submitted to the stockholders.

SECTION 7. REDEMPTION. The Preferred Stock shall have no redemption rights.

SECTION 8. PROTECTIVE PROVISIONS. Subject to the rights of series of Preferred Stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, this Company shall not without first obtaining the approval (by written consent, as provided by law or otherwise) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class:

(a) Increase or decrease the total number of authorized shares of Series A Preferred Stock;

(b) Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock, but excluding a stock split or reverse stock split of the Company's Common Stock or Preferred Stock;

(c) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock; or

(d) Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in this Designation.

For clarification, issuances of additional authorized shares of Series A Preferred under the terms herein shall not require the authorization or approval of the existing shareholders of Preferred Stock.

PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the Holders of shares of the Preferred Stock, make technical, corrective, administrative or similar changes in this Statement of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Preferred Stock. The Company may also designate and issue additional series of preferred stock from time to time in the sole discretion of the Company's Board of Directors, which such rights, privileges, preferences and limitations shall be determined by the Company's Board of Directors in its sole discretion, and which designations and issuances shall not require the approval of the holders of the Preferred Stock.

SECTION 9. PREEMPTIVE RIGHTS. Holders of Preferred Stock and holders of Common Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the Company, except as specifically set forth herein or in any other document agreed to by the Company.

SECTION 10. REPORTS. The Company shall mail to all holders of Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

SECTION 11. NOTICES. In addition to any other means of notice provided by law or in the Company's Bylaws, any notice required by the provisions of this Designation to be given to the holders of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at such Holder's address appearing on the books of the Company.

SECTION 12. MISCELLANEOUS.

(a) The headings of the various sections and subsections of this Certificate of Designation are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Certificate of Designation.

(b) Whenever possible, each provision of this Certificate of Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

(c) The Company will provide to the Holders of the Series A Preferred Stock all communications sent by the Company to the holders of the Common Stock.

(d) Except as may otherwise be required by law, the shares of the Preferred Stock shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Certificate of Designations.

(e) Shares of Common Stock converted into Series A Preferred Stock shall be retired and canceled and shall have the status of authorized but unissued shares of Common Stock of the Company undesignated and may with any and all other authorized but unissued shares of Common Stock of the Company be designated or re-designated and issued or reissued.

(f) Notwithstanding the above terms and conditions of this Designation, the Liquidation Preference and the dollar amounts and share numbers set forth herein shall be subject to adjustment, as appropriate, whenever there shall occur a stock split, stock dividend, combination, reclassification or other similar event involving shares of the Series A Preferred Stock. Such adjustments shall be made in such manner and at such time as the Board of Directors in good faith determines to be equitable in the circumstances, any such determination to be evidenced in a resolution duly adopted by the Board of Directors. Upon any such equitable adjustment, the Company shall promptly deliver to each Holder a notice describing in reasonable detail the event requiring the adjustment and the method of calculation thereof and specifying the increased or decreased Liquidation Preference following such adjustment.

(g) With respect to any notice to a Holder required to be provided hereunder, such notice shall be mailed to the registered address of such Holder, and neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any redemption, distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, winding-up or other action, or the vote upon any action with respect to which the Holders are entitled to vote. All notice periods referred to herein shall commence on the date of the mailing of the applicable notice. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

IN WITNESS WHEREOF, the Company has caused this statement to be duly executed by its this 13th day of January 2017

GOLD LAKES CORP.

Chris P. Vallos

Chris Vallos, Sole-Director